SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ____)

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[X] Definitive Proxy Statement
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[_]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

iShares Trust
(Name of Registrant as Specified In Its Charter)

——————————————————————————————
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iShares Trust

200 Clarendon Street
Boston, Massachusetts 02116

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 15, 2001

     Notice is hereby given that a Special Meeting of Shareholders of the iShares Trust (the “Trust”) will be held at the offices of Investors Bank & Trust Co., 200 Clarendon Street, Boston, Massachusetts 02116 at 11:00 a.m., Eastern Time (the “Special Meeting”). The Special Meeting is for the purpose of considering the proposal set forth below and to transact such other business as may properly be brought before the Special Meeting:

PROPOSAL 1:	To Consider and Act Upon a Proposal to Elect Members to the Board of Trustees of the Trust

Only shareholders of the Trust at the close of business on September 13, 2001 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

     Shareholders are cordially invited to attend the special meeting. Whether or not you expect to be present at the special meeting, please complete and promptly return the enclosed proxy card. A postage paid envelope is enclosed for your convenience so that you may return your proxy card as soon as possible. You may also vote easily and quickly by telephone or through the internet as described in the enclosed proxy card. To do so, please follow the instructions included on your enclosed proxy card. It is most important and in your interest for you to vote so that a quorum will be present and a maximum number of shares may be voted. The proxy is revocable at any time prior to its use.

iSHARES TRUST By Order of the Board of Trustees Susan C. Mosher Secretary

Dated: October 5, 2001

iShares Trust

200 Clarendon Street
Boston, Massachusetts 02116

     October 5, 2001

Dear Shareholder:

A Special Meeting of Shareholders (“Special Meeting”) of the iShares Trust will be held at 200 Clarendon Street, Boston, Massachusetts 02116 on Thursday, November 15, 2001 at 11:00 a.m., Eastern Time. The enclosed Notice of Special Meeting and Proxy Statement describe the election of Trustees overseeing the Funds in which you are invested. Please review and consider this proposal carefully.

The Trust’s Board of Trustees has reviewed and unanimously approved the nominees and believes their election to be in the best interests of each Fund’s shareholders. Accordingly, the Board recommends that you vote in favor of each nominee.

We encourage you to read the attached Proxy Statement in full. By way of introduction, following this letter we have included questions and answers regarding this proxy. The information is designed to help you cast your vote as a shareholder of one or more of the Funds, and is being provided as a supplement to, and not a substitute for, your proxy materials, which we urge you to review carefully.

Whether or not you plan to attend the Special Meeting, please sign and return the enclosed proxy card in the postage prepaid envelope provided or vote by toll-free telephone or through the Internet according to the enclosed Voting Instructions.We realize that this Proxy Statement will take time to read, but your vote is very important.

Please call our proxy solicitor, Georgeson Shareholder Communications, Inc. at 1-888-881-9579 if you have any questions. Your vote is important to us, no matter how many shares you own.

Thank you for your support.

Sincerely, Nathan Most Chairman

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT

Q.	What am I being asked to vote on at the upcoming Special Meeting of Shareholders on November 15, 2001?

A.	You are being asked to elect the Trustees of the Funds.

Q.	I am a small investor. why should I bother to vote?

A.	Your vote makes a difference. If numerous shareholders just like you fail to vote, the trust may not receive enough votes to go forward with its meeting. If this happens, we will need to solicit votes again.

Q.	Who are the nominees to be my Trustees?

A.	Five of the six Nominees currently serve as Trustees of the Trust or as Directors of other iShares Funds. The Nominees are: Nathan Most, Richard K. Lyons, George G. C. Parker, John B. Carroll, and W. Allen Reed. In addition, the Board has nominated Garrett F. Bouton, Chairman of the Board of Directors of the Trust’s investment advisor. Biographical information for the Nominees is included in the attached Proxy Statement.

Q.	Who gets to vote?

A.	Any person who owned shares of a Fund on the “Record Date,” which was the close of business on Thursday, September 13, 2001 -- even if you later sold your shares. You may cast one vote for each share you owned and a fractional vote for each fractional share you owned on the Record Date.

Q.	How can I vote?

A.	You can vote your shares in any one of four ways:

•	Through the internet.

•	By toll-free telephone.

•	By mail, using the enclosed proxy card.

•	In person at the meeting.

We encourage you to vote through the internet or by telephone, using the number that appears on your proxy card. These voting methods will save a good deal of money. Whichever voting method you choose, please take the time to read the full text of the proxy statement before you vote.

Q.	I plan to vote by mail. How should I sign my proxy card?

A.	If you own shares individually, please sign exactly as your name appears on the proxy card. Either owner of shares owned jointly may sign the proxy card, but the signer’s name must exactly match the one that appears on the card. If you do not own shares, but have voting authority for shares, you should sign the proxy card in a way that indicates your authority (for instance, “John Brown, Custodian”).

Q.	Who should I call if I have any questions about voting?

A.	You can call our proxy solicitor, Georgeson Shareholder Communications, Inc. at 1-888-881-9579.

iShares Trust

200 Clarendon Street
Boston, Massachusetts 02116

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
NOVEMBER 15, 2001

     This Proxy Statement is furnished by the Board of Trustees of iShares Trust (the “Trust”) in connection with the solicitation of proxies for use at the Special Meeting of Shareholders of the Trust to be held on Thursday, November 15, 2001, at 11:00 a.m., Eastern Time, or at any adjournment thereof (the “Special Meeting”), at the offices of Investors Bank & Trust Co., 200 Clarendon Street, Boston, Massachusetts 02116. It is expected that the Notice of Special Meeting, this Proxy Statement and a Proxy Card will be mailed to shareholders on or about October 5, 2001.

Summary

     At the Special Meeting, shareholders will be asked to vote on one proposal to elect a slate of Trustees to serve on the Board of Trustees of the Trust (the “Proposal”).

     If you do not expect to be present at the Special Meeting and wish your shares to be voted, please vote your proxy (the “Proxy”) by mail, telephone or Internet allowing sufficient time for the Proxy to be received on or before 11:00 a.m., Eastern Time on Thursday, November 15, 2001. If your Proxy is properly returned, shares represented by it will be voted at the Special Meeting in accordance with your instructions. However, if no instructions are specified on the Proxy with respect to the Proposal, the Proxy will be voted FOR the approval of the Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trust, by delivering a subsequently dated Proxy, or by attending and voting at the Special Meeting.

     The close of business on September 13, 2001, has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. On September 13, 2001, each series of the iShares Trust (each a “Fund,” and collectively, the “Funds”) had the following shares outstanding:

Fund:	Total Shares Outstanding:
iShares S&P 100 Index Fund	3,400,000
iShares S&P 500 Index Fund	24,700,000
iShares S&P 500/BARRA Growth Index Fund	4,200,000
iShares S&P 500/BARRA Value Index Fund	7,700,000
iShares S&P MidCap 400 Index Fund	3,550,000
iShares S&P MidCap 400/BARRA Growth Index Fund	1,100,000
iShares S&P MidCap 400/BARRA Value Index Fund	2,500,000
iShares S&P SmallCap 600 Index Fund	5,000,000

Fund:	Total Shares Outstanding:
iShares S&P SmallCap 600/BARRA Growth Index Fund	850,000
iShares S&P SmallCap 600/BARRA Value Index Fund	2,400,000
iShares S&P Global 100 Index Fund	800,000
iShares S&P Europe 350 Index Fund	4,350,000
iShares S&P/TSE 60 Index Fund	150,000
iShares Dow Jones U.S. Total Market Index Fund	1,550,000
iShares Dow Jones Basic Materials Sector Index Fund	350,000
iShares Dow Jones Consumer Cyclical Sector Index Fund	650,000
iShares Dow Jones Consumer Non-Cyclical Sector Index Fund	450,000
iShares Dow Jones U.S. Energy Sector Index Fund	1,650,000
iShares Dow Jones U.S. Financial Sector Index Fund	900,000
iShares Dow Jones U.S. Healthcare Sector Index Fund	2,550,000
iShares Dow Jones U.S. Industrial Sector Index Fund	950,000
iShares Dow Jones U.S. Technology Sector Index Fund	1,950,000
iShares Dow Jones U.S. Telecommunications Sector Index Fund	1,550,000
iShares Dow Jones U.S. Utilities Sector Index Fund	550,000
iShares Dow Jones U.S. Chemicals Index Fund	300,000
iShares Dow Jones U.S. Financial Services Index Fund	400,000
iShares Dow Jones U.S. Internet Index Fund	1,100,000
iShares Dow Jones U.S. Real Estate Index Fund	650,000
iShares Russell 3000 Index Fund	9,800,000
iShares Russell 3000 Growth Index Fund	500,000
iShares Russell 3000 Value Index Fund	500,000
iShares Russell 2000 Index Fund	19,100,000
iShares Russell 2000 Growth Index Fund	5,650,000
iShares Russell 2000 Value Index Fund	4,500,000
iShares Russell 1000 Index Fund	3,600,000
iShares Russell 1000 Growth Index Fund	8,250,000
iShares Russell 1000 Value Index Fund	7,900,000
iShares Russell Midcap Index Fund	700,000
iShares Russell Midcap Growth Index Fund	200,000
iShares Russell Midcap Value Index Fund	200,000
iShares Cohen & Steers Realty Majors Index Fund	500,000
iShares Nasdaq Biotechnology Index Fund	1,550,000
iShares Goldman Sachs Technology Index Fund	1,450,000
iShares Goldman Sachs Networking Index Fund	650,000
iShares Goldman Sachs Semiconductor Index Fund	450,000
iShares Goldman Sachs Software Index Fund	650,000
iShares MSCI EAFE Index Fund	2,400,000

Expenses

     The expenses of the Special Meeting will be borne proportionately by the Funds, based on the assets of each Fund. The solicitation of Proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust, who will not be paid for these services, and/or by Georgeson Shareholder Communications, Inc., a professional proxy solicitor retained by the Funds for an estimated fee of $32,200, plus out-of-pocket expenses. The Funds will also reimburse brokers and other nominees for their reasonable expenses in communicating with the person(s) for whom they hold shares of the Funds.

     Upon request, the Trust will furnish to its shareholders, without charge, a copy of its annual report. The annual report may be obtained by written request to the Trust, c/o SEI Investments Distribution Co., Oaks, PA 19456 or by calling 1-800-iShares.

     The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”) and its shares are registered under the Securities Act of 1933.

PROPOSAL 1: TO ELECT A NEW BOARD OF TRUSTEES OF THE TRUST.

     At the Special Meeting, it is proposed that six Trustees be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies on behalf of the shareholders for the election of Nathan Most, Richard K. Lyons, George G. C. Parker, John B. Carroll, W. Allen Reed, and Garrett F. Bouton (each a “Nominee” and collectively, the “Nominees”). If the Nominees are elected, two-thirds of the Board’s members will be disinterested persons within the contemplation of Section 10 of the 1940 Act (an “Independent Trustee”). Each Nominee who would serve as an Independent Trustee was nominated by the Trust’s Nominating Committee, a committee consisting entirely of the Trust’s current Independent Trustees.

     At a meeting held on August 15, 2001, the Board of Trustees approved the nomination of Nathan Most, Richard K. Lyons, George G.C. Parker, John B. Carroll, and W. Allen Reed. Messrs. Most, Lyons and Parker are each currently Trustees of the Trust. Messrs. Carroll and Reed, along with Mr. Most, are each currently directors of iShares Inc., a separate investment company. By written consent, the Board of Trustees approved the nomination of Garrett F. Bouton, Chairman of the Board of Directors of Barclays Global Fund Advisors (“BGFA” or the “Advisor”) and Director of Barclays Global Investors (“BGI”). If subsequently approved by shareholders, each Nominee will serve as a member of the Board of Trustees of the Trust.

     The election of new Board members arises out of an overall plan to consolidate the various iShares Funds into a uniform structure under a single consolidated Board of Trustees. Currently, iShares Trust is organized as a Delaware business trust, with three Trustees. Shareholders of iShares Trust are being asked to elect a slate of six nominees: Mr. Most, who currently sits on the Boards of both iShares Trust and iShares, Inc.; Mr. Lyons and Mr. Parker, who currently sit on the iShares Trust Board only; Mr. Carroll and Mr. Reed, who currently sit on the iShares Inc. Board only; and Mr. Bouton, who does not currently sit on either Board. The Trustees believe that electing a single consolidated Board for all of the iShares Funds will enhance the governance of the fund complex, permit certain administrative and regulatory streamlining, and create efficiencies that will benefit each iShares Fund.

     Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Trustee if elected. The Trust knows of no reason why any Nominee would be unable or unwilling to serve if elected. Because the Trust does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his successor is elected and qualified.

Information Regarding Nominees

     The following information is provided for each Nominee. As of September 13, 2001 the Nominees as a group, and the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the total outstanding shares of each Trust.

Name, Address, and Age of the Nominees	Position With the Trust	Business Experience During the Past Five Years (Including All Trusteeships and Directorships)
Nathan Most** P.O. Box 193 Burlingame, CA 94011-0193 Age 87	Trustee, President, Treasurer, Principal Financial Officer (since 1999)	President & Chairman of the Board, iShares,
Inc. (formerly known as WEBS Index Fund, Inc.) (since 1996); Consultant to Barclays Global Investors, American Stock Exchange and the Hong Kong Stock Exchange; Formerly Senior Vice President American Stock Exchange (New Product Development) (1976-1996)

Richard K. Lyons Haas School of Business UC Berkeley Berkeley, CA 94720 Age 39	Trustee (since 2000)	Professor, University of California, Berkeley: Haas School of Business (since 1993); Member, Council on Foreign Relations Consultant: IMF World Bank, Federal Reserve Bank, European Commission and United Nations Board of Directors: Matthews International Funds

George G.C. Parker Graduate School of Business, Stanford University 521 Memorial Way Room K301 Stanford, CA 94305 Age 60	Trustee (since 2000)	Associate Dean for Academic Affairs, Director of MBA Program, Professor, Stanford University: Graduate School of Business (since 1988); Board of Directors: Affinity Group, Bailard, Biehl and Kaiser, Inc., California Casualty Group of Insurance Companies, Continental Airlines, Inc., Community First Financial Group, Dresdner/RCM Mutual Funds, H. Warshow & Sons, Inc.

John B. Carroll 520 Main Street Ridgefield, CT 06877 Age 65	Nominee	Retired Vice President of Investment Management (from 1984-2000) of GTE Corporation; Advisory Board member of Ibbotson Assoc. (since 1998); former Trustee and Member of the Executive Committee (since 1991) of The Common Fund, a non-profit organization; Member of the Investment Committee (since 1988) of the TWA Pilots Annuity Trust Fund; former Vice Chairman and Executive Committee Member (since 1992) of the Committee on Investment of Employee Benefit Assets of the Financial Executive Institute; and Member (since 1986) of the Pension Advisory Committee of the New York Stock Exchange.

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Name, Address, and Age of the Nominees	Position With the Trust	Business Experience During the Past Five Years (Including All Trusteeships and Directorships)
W. Allen Reed General Motors Investment Management Corp. 767 Fifth Avenue New York, NY 10153 Age 54	Nominee	President, CEO and Director (since 1994) of General Motors Investment Management Corporation; Director (from 1995 to 1998) of Taubman Centers, Inc. (a real estate investment trust); (since 1992) of FLIR Systems (an imaging technology company); Director (since 1994) of General Motors Acceptance Corporation; Director (since 1994) of GMAC Insurance Holdings, Inc.; Director (since 1995) of Global Emerging Markets Fund; Director (since 2000) of Temple Island Industries; Member (since 2001) of the Pension Managers Advisory Committee of the New York Stock Exchange; Member (since 1995) of the New York State Retirement System Advisory Board; Chairman (since 1995) of the Investment Advisory Committee of Howard Hughes Medical Institute.

Garrett F. Bouton** Barclays Global Investors 45 Fremont Street San Francisco, CA 94105 Age 56	Nominee	Managing Director and Chief Executive Officer (since 2000) for BGI’s Global Individual Investor Business; Chairman of the Board of Directors (since 1998) of BGFA; Director (since 1998) of BGI; Director of various Barclays subsidiaries (since 1997); Global H. R. Director (since 1996) for BGI.

*	Each Nominee has provided this information.

**	Because Mr. Most is employed as a consultant to the Advisor, and Mr. Bouton is chairman of the board of the Advisor, each may be deemed an “interested person” as defined by the 1940 Act.

Responsibilities of the Board

     The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Funds and to provide oversight of the management and business affairs of the Trust. The Board also elects the officers of the Trust, who are responsible for supervising and administering the Trust’s day-to-day operations. The Board held 6 meetings during the fiscal year ended April 30, 2001. Each of the current Trustees attended 100% of the Board meetings held during this period. Currently, iShares Trust consists of 47 Funds and iShares Inc. consists of 28 funds, each of which will be subject to the supervision of the Nominees, if elected.

Compensation of Trustees

     Each Trustee receives an aggregate annual fee plus a fee per meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from the Trust. For the fiscal year ended April 30, 2001, Trustees’ fees totaled $201,000. The officers of iShares Trust do not receive any direct remuneration from the Trust.

     The aggregate compensation payable by the Trust to each of the Trustees serving during the fiscal year ended April 30, 2001 is set forth in the compensation table below. The total compensation payable to such Nominees from both iShares Trust and iShares Inc. during the year is also set forth in the compensation table below.

COMPENSATION TABLE

Ishares Trust (As of April 30, 2001)

Name and Position	Aggregate Compensation Payable From the Trust	Total Compensation From the Fund Complex Payable to Trustee
Nathan Most*	$ 54,000	$114,000
Trustee, President, Treasur
Principal Financial Officer
Richard K. Lyons	$ 54,000	$ 54,000
Trustee
George G.C. Parker	$ 54,000	$ 54,000
Trustee
Thomas E. Flanigan	$ 39,000	$ 39,000
Trustee**
John B. Carroll*	N/A	$ 40,000
Nominee
W. Allen Reed*	N/A	$ 40,000
Nominee

Garrett F. Bouton	N/A	N/A
Nominee

*	Messrs. Most, Carroll, and Reed serve as Directors to iShares Inc.

**	Mr. Flanigan resigned from the Board of Trustees on November 15, 2000

Committees of the Board of Trustees

     The Board of Trustees has an Audit Committee. The Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of independent accountants. The Audit Committee reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Trust’s financial operations. The members of the Audit Committee during the fiscal year most recently ended were Messrs. Lyons and Parker, each of whom is an Independent Trustee. Mr. Lyons was Chairman of the Audit Committee during the fiscal year most recently ended. If elected, Messrs. Lyons, Parker, Carroll and Reed will be members of the Audit Committee. The Trust’s Audit Committee met once during the fiscal year ended April 30, 2001.

     The Board of Trustees formerly created a Nominating Committee on August 15, 2001. The Nominating Committee makes recommendations to the full Board of Trustees with respect to Independent Trustee candidates and policies of the Board of Trustees. The members of the Trust’s Nominating Committee are Messrs. Lyons and Parker (Chairman), each of whom is an Independent Trustee. If elected, Messrs. Lyons and Parker will remain members of the Nominating Committee. The Nominating Committees did not exist, and therefore did not meet, during the fiscal year most recently ended.

Board Approval of the Election of Trustees

     At the meeting of the Board of Trustees held on August 15, 2001, the Board of Trustees voted to approve a Special Shareholder Meeting to elect each of the Nominees for Trustee named herein, with the exception of Mr. Bouton. Subsequently, the Board approved the nomination of Mr. Bouton by unanimous written consent. In voting to approve a Special Shareholder Meeting to elect the Nominees as Trustees of the Trust, the Board of Trustees considered the Nominees’ experience and qualifications. Each Nominee for Trustee, who would serve as an Independent Trustee, was nominated and approved by the Board’s Nominating Committee.

Shareholder Approval of the Election of Trustees

     One-third of shares entitled to vote in person or by proxy constitutes a quorum for the transaction of business. If a quorum is present at the Special Meeting, the affirmative vote of a plurality of votes cast, voted in person or by proxy at the Special Meeting, is required for the election of each Trustee. If you return your proxy but give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Nominees are not approved by shareholders of the Trust, the current Board of Trustees will remain in place and may consider alternative nominations.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL NOMINEES.

ADDITIONAL INFORMATION

Trustees and Executive Officers

     Information about the Trust’s current Trustees and principal executive officers is set forth below. Each officer of the Trust will hold such office until the Board of Trustees has elected a successor.

Name and Position With the Trust	Age	Business Experience During the Past Five Years (Including All Trusteeships or Directorships)	Shares of the Funds Beneficially Owned as of September 13, 2001**	Percentage

Nathan Most* Trustee, President, Treasurer, Principal Financial Officer	87	See “Information Regarding Nominees”	1600 (iShares Russell 2000 Index Fund) 1100 (iShares S&P MidCap 400 Index Fund)	0.00837% 0.03098%

Richard K. Lyons Trustee	39	See “Information Regarding Nominees”	$ 0	0%

George G.C. Parker Trustee	60	See “Information Regarding Nominees”	500 (iShares S&P Global 100 Index Fund) 500 (iShares Dow Jones U.S. Healthcare Sector Index Fund) 600 (iShares Dow Jones U.S. Technology Sector Index Fund)	0.0625% 0.0196% 0.03076%

Donna M. McCarthy Assistant Treasurer	34	Unit Director, (formerly Director), Mutual Fund Administration, Investors Bank and Trust Company Formerly, Manager, Business Assurance Group, Coopers & Lybrand (1988-1994)	$ 0	0%

Jeffrey J. Gaboury Assistant Treasurer	32	Director (formerly Manager), Mutual Fund Administration, Reporting and Compliance, Investors Bank and Trust Company (since 1996) Formerly, Assistant Manager, Fund Compliance, Scudder, Stevens & Clark (1992-1996)	$ 0	0%

Susan C. Mosher Secretary	46	Senior Director & Senior Counsel, Mutual Fund Administration, Investors Bank and Trust Company (since 1995) Formerly, Associate Counsel, 440 Financial Group (1992-1995)	$ 0	0%

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Name and Position With the Trust	Age	Business Experience During the Past Five Years (Including All Trusteeships or Directorships)	Shares of the Funds Beneficially Owned as of September 13, 2001**	Percentage

Sandra I. Madden Assistant Secretary	34	Associate Counsel, Mutual Fund Administration, Investors Bank and Trust Company (since 1999) Formerly, Associate, Scudder Kemper Investments, Inc. (1996-1999)	$0	0%

*	Denotes an individual who may be deemed to be an “interested person” as defined in the 1940 Act.

**	As of September 13, 2001 the Trustees and officers of the Trust as a group (7 persons) beneficially owned an aggregate of less than 1% of the Portfolio.

Information About the Advisor, Administrator, Transfer Agent and Distributor

     BGFA, located at 45 Fremont Street, San Francisco, CA 94105, serves as investment advisor to each Fund pursuant to an Investment Advisory Agreement between the Trust and BGFA.

     Investors Bank & Trust Co. (“Investors Bank”) serves as Administrator for the Trust. Its principal address is 200 Clarendon Street, Boston, Massachusetts 02116. Under the Administration Agreement with the Trust, Investors Bank provides necessary administrative and accounting services for the maintenance and operations of the Trust and each Fund.

     SEI Investments Distribution Co. (the “Distributor”), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Trust’s distributor.

Independent Public Accountants

     PricewaterhouseCoopers LLP (“PWC”) serves as the independent public accountant for the Trust. Representatives of PWC are not expected to be present at the Special Meeting, but will be available by telephone should questions arise.

     The information under each of the following subheadings shows the aggregate fees PWC billed to the Trust, the Advisor and affiliates of the Advisor for its professional services rendered for the fiscal year ended April 30, 2001. The Audit Committee has considered whether the provision of services, of the type listed below is compatible with maintaining the independent auditor’s independence.

     Audit Fees. The aggregate fees billed for professional services rendered by PWC for the audit of the iShares Trust’s annual financial statements for the fiscal year ended April 30, 2001 were $303,950.

     Financial Information Systems Design and Implementation Fees. No fees were billed for professional services rendered by PWC during the fiscal year ended April 30, 2001 for (1) operating, or supervising the operation of, the Fund’s information systems or managing its local area networks or (2) designing or implementing a hardware or software system that aggregates source data underlying the Fund’s financial statements or generates information that is significant to its financial statements taken as a whole.

     All Other Fees. The aggregate fees billed by PWC to BGFA and the iShares Trust during the fiscal year ended April 30, 2001 for attestation, tax and other non-audit services were $5,984,650.

     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. Although the Company does not have information concerning the beneficial ownership of iShares held in the names of DTC Participants, as of September 14, 2001, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of an Index Fund were as follows:

iShares Index Fund	Name/Address	Percentage of Ownership

S&P 100	Morgan Stanley & Co. Inc.	37.98%
	1251 Ave. of the Americas, New York, NY 10020
	BT Brokerage Corp.	12.92%
	16 Wall St., 3rd Floor, New York, NY 10015
	Timber Hill LLC	12.76%
	Two Pickwick Plaza, Greenwich, CT 06830
	Salomon Smith Barney Inc.	10.00%
	Two World Trade Center, New York, NY 10048

S&P 500	Morgan Stanley & Co. Inc.	46.68%
	1251 Ave. of the Americas, New York, NY 10020

S&P 500/BARRA
Growth	State Street Bank & Trust Company	24.34%
	Two Heritage Dr., North Quincy, MA 02171
	Charles Schwab & Co., Inc.	18.71%
	101 Montgomery St., San Francisco, CA 94104
	Credit Suisse First Boston	6.34%
	Five World Trade Center, New York, NY 10048
	Lehman Brothers Inc.	5.70%
	American Express Tower, World Financial Center
	New York, NY 10285
	National Financial Services Corp.	5.22%
	One World Financial Center, 5th Floor
	New York, NY 10281

S&P 500/BARRA Value	State Street Bank & Trust Company	26.58%
	Two Heritage Dr., North Quincy, MA 02171
	Charles Schwab & Co., Inc.	15.49%
	101 Montgomery St., San Francisco, CA 94104
	The Bank of New York	5.35%
	48 Wall St., New York, NY 10015
	Merrill Lynch Pierce Fenner & Smith Inc.	5.34%
	World Financial Center, North Tower
	New York, NY 10281-1314

S&P MidCap 400	Charles Schwab & Co., Inc.	20.62%
	101 Montgomery St., San Francisco, CA 94104
	State Street Bank & Trust Company	10.91%
	Two Heritage Dr., North Quincy, MA 02171
	Salomon Smith Barney Inc.	6.97%
	Two World Trade Center, New York, NY 10048

10

iShares Index Fund	Name/Address	Percentage of Ownership

	National Financial Services Corp.	6.85%
	One World Financial Center, 5th Floor
	New York, NY 10281
	Merrill Lynch Pierce Fenner & Smith Inc.	5.62%
	World Financial Center, North Tower
	New York, NY 10281-1314
	The Bank of New York	5.60%
	48 Wall St., New York, NY 10015

S&P MidCap 400/BARRA
Growth	Charles Schwab & Co., Inc.	14.64%
	101 Montgomery St., San Francisco, CA 94104
	Boston Safe Deposit & Trust Co.	12.50%
	Three Mellon Bank Center, Pittsburgh, PA 15259
	State Street Bank & Trust Company	10.59%
	Two Heritage Dr., North Quincy, MA 02171
	Salomon Smith Barney Inc.	6.35%
	Two World Trade Center, New York, NY 10048

S&P MidCap 400/BARRA
Value	Charles Schwab & Co., Inc.	15.58%
	101 Montgomery St., San Francisco, CA 94104
	Morgan Stanley Dean Witter Inc.	9.30%
	Five World Trade Center, New York, NY 10048
	Boston Safe Deposit & Trust Co.	9.10%
	Three Mellon Bank Center, Pittsburgh, PA 15259
	Northern Trust Company	7.64%
	50 South LaSalle St., Chicago, IL 60675
	Donaldson Lufkin and Jenrette Securities Corp.	5.82%
	Five World Trade Center, New York, NY 10048
	Merrill Lynch Pierce Fenner & Smith Inc.	5.59%
	World Financial Center, North Tower
	New York, NY 10281-1314
	National Financial Services Corporation	5.26%
	One World Financial Center, 5th Floor
	New York, NY 10281

S&P SmallCap 600	Goldman, Sachs & Co.	12.37%
	85 Broad St., New York, NY 10004
	The Bank of New York	12.13%
	48 Wall St., New York, NY 10015
	Credit Suisse First Boston	6.86%
	Five World Trade Center, New York, NY 10048
	US Bank National Association	6.81%
	180 East Fifth St., St. Paul, MN 55101
	Boston Safe Deposit & Trust Co.	6.80%
	Three Mellon Bank Center, Pittsburgh, PA 15259
	Charles Schwab & Co., Inc.	6.29%
	101 Montgomery St., San Francisco, CA 94104

11

iShares Index Fund	Name/Address	Percentage of Ownership

	Salomon Smith Barney Inc.	5.86%
	Two World Trade Center, New York, NY 10048
	Chase Manhattan Bank	5.72%
	One Chase Manhattan Plaza, New York, NY 10081
S&P SmallCap
600/BARRA Growth	Charles Scwab & Co., Inc.	17.90%
	101 Montgomery St., San Francisco, CA 94104
	First Options Chicago, Inc.	17.00%
	440 South LaSalle St., 18th Fl., Chicago, IL 60605
	Salomon Smith Barney Inc.	11.70%
	Two World Trade Center, New York, NY 10048
	Merrill Lynch Pierce Fenner & Smith Inc.	8.88%
	World Financial Center, North Tower
	New York, NY 10281-1314
	Goldman, Sachs & Co.	5.69%
	85 Broad St., New York, NY 10004

S&P SmallCap 600/
BARRA Value	Credit Suisse First Boston	13.30%
	Five World Trade Center, New York, NY 10048
	Charles Schwab & Co., Inc.	11.16%
	101 Montgomery St., San Francisco, CA 94104
	Morgan Stanley Dean Witter Inc.	6.82%
	Five World Trade Center, New York, NY 10048
	Salomon Smith Barney Inc.	6.01%
	Two World Trade Center, New York, NY 10048
	Merrill Lynch Pierce Fenner & Smith Inc.	5.94%
	World Financial Center, North Tower
	New York, NY 10281-1314

S&P Global 100	Merrill Lynch Pierce Fenner & Smith Inc.	34.68%
	World Financial Center, North Tower
	New York, NY 10281-1314
	Salomon Smith Barney Inc.	8.36%
	Two World Trade Center, New York, NY 10048
	Salomon Brothers Inc.	6.34%
	Two World Trade Center, New York, NY 10048

S&P Europe 350	Investors Bank & Trust Co.	19.18%
	200 Clarendon St., Boston, MA 02116
	The Bank of New York	9.75%
	48 Wall St., New York, NY 10015
	Charles Schwab & Co., Inc.	9.20%
	101 Montgomery St., San Francisco, CA 94104
	Canadian Depository for Securities Ltd.	8.12%
	85 Richmond St. West
	Toronto, Ontario, Canada M5H 2C9

12

iShares Index Fund	Name/Address	Percentage of Ownership

	RBC Dominion Securities Inc.	7.16%
	Commerce Court South, PO Box 21
	Toronto, Ontario, Canada M5L 1A7
	TD Waterhouse Investor Services Inc.	5.26%
	55 King & Bay Streets, PO Box 1
	Toronto, Ontario, Canada M5K 1A2

S&P TSE 60	Salomon Brothers Inc.	85.20%
	Two World Trade Center, New York, NY 10048
Dow Jones U.S. Total
Market	Charles Schwab & Co., Inc.	23.95%
	101 Montgomery St., San Francisco, CA 94104
	National Financial Services Corp.	11.13%
	One World Financial Center, 5th Floor
	New York, NY 10281
	Brown Brothers Harriman & Co.	9.75%
	59 Wall St., New York, NY 10005
	Morgan Stanley Dean Witter Inc.	7.11%
	Five World Trade Center, New York, NY 10048
	Donaldson Lufkin and Jenrette Securities Corp.	6.78%
	Five World Trade Center, New York, NY 10048
	UBS PaineWebber Inc.	6.02%
	1285 Ave. of Americas, New York, NY 10019

Dow Jones U.S. Basic
Materials	UBS PaineWebber Inc.	13.62%
	1285 Ave. of Americas, New York, NY 10019
	Charles Schwab & Co., Inc.	13.48%
	101 Montgomery St., San Francisco, CA 94104
	Prudential Securities Inc.	11.79%
	One New York Plaza, 9th Floor, New York, NY 10292
	National Financial Services Corporation	10.35%
	One World Financial Center, 5th Floor
	New York, NY 10281
	Lehman Brothers Inc.	9.97%
	American Express Tower, World Financial Center
	New York, NY 10285
	Salomon Smith Barney Inc.	8.89%
	Two World Trade Center, New York, NY 10048
	Morgan Stanley Dean Witter Inc.	8.09%
	Five World Trade Center, New York, NY 10048
Dow Jones U.S. Consumer
Cyclical	Morgan Stanley Dean Witter Inc.	26.25%
	Five World Trade Center, New York, NY 10048
	Citibank, NA	10.37%
	399 Park Ave., New York, NY 10043

13

iShares Index Fund	Name/Address	Percentage of Ownership

	Salomon Smith Barney Inc.	9.80%
	Two World Trade Center, New York, NY 10048
	Charles Schwab & Co., Inc.	7.10%
	101 Montgomery St., San Francisco, CA 94104
	Prudential Securities Inc.	6.62%
	One New York Plaza, 9th Floor, New York, NY 10292
	Lehman Brothers Inc.	6.49%
	American Express Tower, World Financial Center
	New York, NY 10285

Dow Jones U.S. Consumer
Non-Cyclical	Salomon Smith Barney Inc.	15.21%
	Two World Trade Center, New York, NY 10048
	Morgan Stanley Dean Witter Inc.	14.42%
	Five World Trade Center, New York, NY 10048
	Merrill Lynch Pierce Fenner & Smith Inc.	10.42%
	World Financial Center, North Tower
	New York, NY 10281-1314
	101 Montgomery St., San Francisco, CA 94104
	Lehman Brothers Inc.	7.62%
	American Express Tower, World Financial Center
	New York, NY 10285
	UBS PaineWebber Inc.	7.30%
	1285 Ave. of Americas, New York, NY 10019
	Prudential Securities Inc.	5.80%
	One New York Plaza, 9th Floor, New York, NY 10292

Dow Jones U.S. Energy
Sector	Morgan Stanley & Co. Inc.	22.48%
	1251 Ave. of the Americas, New York, NY 10020
	Lehman Brothers Inc.	11.21%
	American Express Tower, World Financial Center
	New York, NY 10285
	Morgan Stanley Dean Witter Inc.	10.88%
	Five World Trade Center, New York, NY 10048
	Prudential Securities Inc.	7.82%
	One New York Plaza, 9th Floor, New York, NY 10292
	Salomon Smith Barney Inc.	6.19%
	Two World Trade Center, New York, NY 10048
	BT Brokerage Corp.	6.06%
	16 Wall St., 3rd Floor, New York, NY 10015
	Charles Schwab & Co., Inc.	5.32%
	101 Montgomery St., San Francisco, CA 94104

Dow Jones U.S. Financial
Sector	Morgan Stanley Dean Witter Inc.	17.59%
	Five World Trade Center, New York, NY 10048
	Salomon Smith Barney Inc.	16.83%
	Two World Trade Center, New York, NY 10048

14

iShares Index Fund	Name/Address	Percentage of Ownership

	Merrill Lynch Pierce Fenner & Smith Inc.	9.56%
	World Financial Center, North Tower
	New York, NY 10281-1314
	Charles Schwab & Co., Inc.	7.39%
	101 Montgomery St., San Francisco, CA 94104
	UBS PaineWebber Inc.	7.29%
	1285 Ave. of Americas, New York, NY 10019
	First Clearing Corp.	6.48%
	901 East Byrd St., Richmond, VA 23219
	Prudential Securities Inc.	6.16%
	One New York Plaza, 9th Floor, New York, NY 10292

Dow Jones U.S.
Healthcare Sector	Charles Schwab & Co., Inc.	13.85%
	101 Montgomery St., San Francisco, CA 94104
	Morgan Stanley Dean Witter Inc.	12.52%
	Five World Trade Center, New York, NY 10048
	Merrill Lynch Pierce Fenner & Smith Inc.	7.42%
	World Financial Center, North Tower
	New York, NY 10281-1314
	National Financial Services Corporation	6.62%
	One World Financial Center, 5th Floor
	New York, NY 10281
	Salomon Smith Barney Inc.	5.52%
	Two World Trade Center, New York, NY 10048
	Prudential Securities Inc.	5.12%
	One New York Plaza, 9th Floor, New York, NY 10292
Dow Jones U.S. Industrial
Sector	Credit Suisse First Boston	42.11%
	Five World Trade Center, New York, NY 10048
	Lehman Brothers Inc.	26.32%
	American Express Tower, World Financial Center
	New York, NY 10285
	Morgan Stanley Dean Witter Inc.	9.06%
	Five World Trade Center, New York, NY 10048
	Charles Schwab & Co., Inc.	6.06%
	101 Montgomery St., San Francisco, CA 94104
Dow Jones U.S.
Technology Sector	Charles Schwab & Co., Inc.	18.95%
	101 Montgomery St., San Francisco, CA 94104
	Salomon Smith Barney Inc.	10.75%
	Two World Trade Center, New York, NY 10048
	Morgan Stanley Dean Witter Inc.	9.16%
	Five World Trade Center, New York, NY 10048
	National Financial Services Corporation	7.00%
	One World Financial Center, 5th Floor
	New York, NY 10281

15

iShares Index Fund	Name/Address	Percentage of Ownership

	Merrill Lynch Pierce Fenner & Smith Inc.	6.78%
	World Financial Center, North Tower
	New York, NY 10281-1314
	UBS PaineWebber Inc.	6.74%
	1285 Ave. of Americas, New York, NY 10019

Dow Jones U.S.
Telecommunications
Sector	Charles Schwab & Co., Inc.	16.54%
	101 Montgomery St., San Francisco, CA 94104
	Salomon Smith Barney Inc.	14.32%
	Two World Trade Center, New York, NY 10048
	Morgan Stanley Dean Witter Inc.	9.75%
	Five World Trade Center, New York, NY 10048
	UBS PaineWebber Inc.	5.82%
	1285 Ave. of Americas, New York, NY 10019
	Spear, Leeds & Kellogg	5.78%
	120 Broadway, 6th Fl., New York, NY 10271
Dow Jones U.S. Utilities
Sector	Merrill Lynch Pierce Fenner & Smith Inc.	14.68%
	World Financial Center, North Tower
	New York, NY 10281-1314
	Salomon Smith Barney Inc.	12.21%
	Two World Trade Center, New York, NY 10048
	Lehman Brothers Inc.	11.53%
	American Express Tower, World Financial Center
	New York, NY 10285
	Spear, Leeds & Kellogg	10.04%
	120 Broadway, 6th Fl., New York, NY 10271
	Charles Schwab & Co., Inc.	8.57%
	101 Montgomery St., San Francisco, CA 94104
	Prudential Securities Inc.	7.59%
	One New York Plaza, 9th Floor, New York, NY 10292
	Morgan Stanley Dean Witter Inc.	6.86%
	Five World Trade Center, New York, NY 10048
Dow Jones U.S. Chemicals	BT Brokerage Corp.	65.73%
	16 Wall St., 3rd Floor, New York, NY 10015
	Charles Schwab & Co., Inc.	7.08%
	101 Montgomery St., San Francisco, CA 94104
	UBS PaineWebber Inc.	5.10%
	1285 Ave. of Americas, New York, NY 10019

Dow Jones U.S. Financial
Services	Merrill Lynch Pierce Fenner & Smith Inc.	13.47%
	World Financial Center, North Tower
	New York, NY 10281-1314

16

iShares Index Fund	Name/Address	Percentage of Ownership

	Lehman Brothers Inc.	13.29%
	American Express Tower, World Financial Center
	New York, NY 10285
	National Financial Services Corporation	13.15%
	One World Financial Center, 5th Floor
	New York, NY 10281
	Salomon Smith Barney Inc.	12.58%
	Two World Trade Center, New York, NY 10048
	Morgan Stanley Dean Witter Inc.	8.83%
	Five World Trade Center, New York, NY 10048
	UBS PaineWebber Inc.	7.90%
	1285 Ave. of Americas, New York, NY 10019

Dow Jones U.S. Internet	Lehman Brothers Inc.	17.51%
	American Express Tower, World Financial Center
	New York, NY 10285
	Charles Schwab & Co., Inc.	9.10%
	101 Montgomery St., San Francisco, CA 94104
	Donaldson Lufkin and Jenrette Securities Corp.	9.08%
	Five World Trade Center, New York, NY 10048
	Wachovia Securities, Inc.	7.34%
	Interstate Tower, PO Box 1012, Charlotte, NC 28201
	Bear, Sterns Securities Corp.	6.23%
	One Metrotech Center North, Brooklyn, NY 11201

Dow Jones U.S. Real
Estate	Charles Schwab & Co., Inc.	13.89%
	101 Montgomery St., San Francisco, CA 94104
	The Bank of New York	9.92%
	48 Wall St., New York, NY 10015
	Morgan Stanley & Co. Inc.	9.55%
	1251 Ave. of the Americas, New York, NY 10020
	Salomon Smith Barney Inc.	7.30%
	Two World Trade Center, New York, NY 10048
	SEI Trust Co.	7.25%
	1 Freedom Valley Drive
	Oaks, PA
	National Financial Services Corporation	7.17%
	One World Financial Center, 5th Floor
	New York, NY 10281
	Merrill Lynch Pierce Fenner & Smith Inc.	7.04%
	World Financial Center, North Tower
	New York, NY 10281-1314
	Morgan Stanley Dean Witter Inc.	6.38%
	Five World Trade Center, New York, NY 10048

Russell 3000	Custodial Trust Company	25.37%
	28 West State St., Trenton, NJ 08608

17

iShares Index Fund	Name/Address	Percentage of Ownership

	Northern Trust Company	23.99%
	50 South LaSalle St., Chicago, IL 60675
	Credit Suisse First Boston	9.49%
	Five World Trade Center, New York, NY 10048
	Charles Schwab & Co., Inc.	6.04%
	101 Montgomery St., San Francisco, CA 94104

Russell 3000 Growth	Charles Schwab & Co., Inc.	30.43%
	101 Montgomery St., San Francisco, CA 94104
	Salomon Smith Barney Inc.	23.79%
	Two World Trade Center, New York, NY 10048
	National Investors Services Corp.	7.93%
	55 Walter St., 32nd Fl., New York, NY 10041

Russell 3000 Value	Merrill Lynch Pierce Fenner & Smith Inc.	17.57%
	World Financial Center, North Tower
	New York, NY 10281-1314
	Salomon Smith Barney Inc.	16.35%
	Two World Trade Center, New York, NY 10048
	Charles Schwab & Co., Inc.	13.36%
	101 Montgomery St., San Francisco, CA 94104
	National Financial Services Corp.	7.71%
	One World Financial Center, 5th Floor
	New York, NY 10281
	Morgan Stanley Dean Witter Inc.	5.33%
	Five World Trade Center, New York, NY 10048
	Donaldson Lufkin and Jenrette Securities Corp.	5.28%
	Five World Trade Center, New York, NY 10048
	Wachovia Securities, Inc.	5.20%
	Interstate Tower, PO Box 1012, Charlotte, NC 28201
	National Investors Services Corp.	5.12%
	55 Walter St., 32nd Fl., New York, NY 10041
	Dain Rausher Inc.	5.05%
	60 South 6th St., Minneapolis, MN 55402

Russell 2000	State Street Bank & Trust Company	28.25%
	Two Heritage Dr., North Quincy, MA 02171
	The Bank of New York	8.55%
	48 Wall St., New York, NY 10015
	Banc of America Securities, LLC – Montgomery Div.	6.39%
	600 Montgomery St., San Francisco, CA 94111
	Custodial Trust Co.	6.21%
	28 West State St., Trenton, NJ 08608
	Northern Trust Company	5.49%
	50 South LaSalle St., Chicago, IL 60675
	Morgan Stanley & Co. Inc.	5.03%
	1251 Ave. of the Americas, New York, NY 10020

18

iShares Index Fund	Name/Address	Percentage of Ownership

Russell 2000 Growth	State Street Bank & Trust Company	15.87%
	Two Heritage Dr., North Quincy, MA 02171
	The Bank of New York	14.24%
	48 Wall St., New York, NY 10015
	Charles Schwab & Co., Inc.	7.84%
	101 Montgomery St., San Francisco, CA 94104
	BT Brokerage Corp.	5.66%
	16 Wall St., 3rd Floor, New York, NY 10015
	Boston Safe Deposit & Trust Co.	5.10%
	Three Mellon Bank Center, Pittsburgh, PA 15259

Russell 2000 Value	The Bank of New York	25.82%
	48 Wall St., New York, NY 10015
	Charles Schwab & Co., Inc.	10.54%
	101 Montgomery St., San Francisco, CA 94104
	Merrill Lynch Pierce Fenner & Smith Inc.	7.30%
	World Financial Center, North Tower
	New York, NY 10281-1314
	Salomon Smith Barney Inc.	5.36%
	Two World Trade Center, New York, NY 10048
	State Street Bank & Trust Company	5.08%
	Two Heritage Dr., North Quincy, MA 02171

Russell 1000	Charles Schwab & Co., Inc.	27.78%
	101 Montgomery St., San Francisco, CA 94104
	Northern Trust Company	10.87%
	50 South LaSalle St., Chicago, IL 60675
	Morgan Stanley & Co. Inc.	10.16%
	1251 Ave. of the Americas, New York, NY 10020
	National Financial Services Corp.	7.72%
	One World Financial Center, 5th Floor
	New York, NY 10281
	Merrill Lynch Pierce Fenner & Smith Inc.	5.32%
	World Financial Center, North Tower
	New York, NY 10281-1314

Russell 1000 Growth	The Bank of New York	24.32%
	48 Wall St., New York, NY 10015
	Charles Schwab & Co., Inc.	15.54%
	101 Montgomery St., San Francisco, CA 94104
	Credit Suisse First Boston	12.31%
	Five World Trade Center, New York, NY 10048
	State Street Bank & Trust Company	7.11%
	Two Heritage Dr., North Quincy, MA 02171
	Boston Safe Deposit & Trust Co.	6.86%
	Three Mellon Bank Center, Pittsburgh, PA 15259
	Northern Trust Company	6.72%
	50 South LaSalle St., Chicago, IL 60675

19

iShares Index Fund	Name/Address	Percentage of Ownership

	Salomon Smith Barney Inc.	6.11%
	Two World Trade Center, New York, NY 10048

Russell 1000 Value	Charles Schwab & Co., Inc.	15.53%
	101 Montgomery St., San Francisco, CA 94104
	The Bank of New York	14.74%
	48 Wall St., New York, NY 10015
	Credit Suisse First Boston	11.24%
	Five World Trade Center, New York, NY 10048
	Merrill Lynch Pierce Fenner & Smith Inc.	5.64%
	World Financial Center, North Tower
	New York, NY 10281-1314
	Salomon Smith Barney Inc.	5.43%
	Two World Trade Center, New York, NY 10048

Russell Midcap	Bear Hunter, LLC	84.30%
	27 William St., New York, NY 10005
	Salomon Smith Barney Inc.	7.61%
	Two World Trade Center, New York, NY 10048

Russell Midcap Growth	Bear Hunter, LLC	69.67%
	27 William St., New York, NY 10005
	Salomon Smith Barney Inc.	25.25%
	Two World Trade Center, New York, NY 10048

Russell Midcap Value	Bear Hunter, LLC	36.61%
	27 William St., New York, NY 10005
	Salomon Smith Barney Inc.	25.44%
	Two World Trade Center, New York, NY 10048
	Merrill Lynch Pierce Fenner & Smith Inc.	14.29%
	World Financial Center, North Tower
	New York, NY 10281-1314
	Brown Brothers Harriman & Co.	8.00%
	59 Wall St., New York, NY 10005
	Legg Mason Wood Walker Inc.	6.90%
	100 Light St., Baltimore, MD 21202

Cohen & Steers Realty
Majors	Bear Hunter, LLC	31.14%
	27 William St., New York, NY 10005
	Lehman Brothers Inc.	10.09%
	American Express Tower, World Financial Center
	New York, NY 10285
	Charles Schwab & Co., Inc.	9.66%
	101 Montgomery St., San Francisco, CA 94104
	BT Brokerage Corp.	8.98%
	16 Wall St., 3rd Floor, New York, NY 10015
	Donaldson Lufkin and Jenrette Securities Corp.	7.92%
	Five World Trade Center, New York, NY 10048

20

iShares Index Fund	Name/Address	Percentage of Ownership

	Morgan Stanley Dean Witter Inc.	5.23%
	Five World Trade Center, New York, NY 10048
	The Bank of New York	5.07%
	48 Wall St., New York, NY 10015

Nasdaq Biotechnology	Goldman, Sachs & Co.	10.85%
	85 Broad St., New York, NY 10004
	Charles Schwab & Co., Inc.	8.95%
	101 Montgomery St., San Francisco, CA 94104
	Salomon Brothers Inc.	5.94%
	Two World Trade Center, New York, NY 10048
	Morgan Stanley & Co. Inc.	5.39%
	1251 Ave. of the Americas, New York, NY 10020
	First Options Chicago, Inc.	5.03%
	440 South LaSalle St., 18th Fl., Chicago, IL 60605

Goldman Sachs
Technology	CIBC World Markets, Inc.	53.77%
	PO Box 274, Royal Trust Tower
	Toronto-Dominion Center
	Toronto, Ontario, Canada M5K 1M7
	State Street Bank & Trust Company	17.59%
	Two Heritage Dr., North Quincy, MA 02171
	Merrill Lynch Pierce Fenner & Smith Inc.	8.00%
	World Financial Center, North Tower
	New York, NY 10281-1314
	Salomon Smith Barney Inc.	7.02%
	Two World Trade Center, New York, NY 10048

Goldman Sachs
Networking	CIBC World Markets, Inc.	72.33%
	PO Box 274, Royal Trust Tower
	Toronto-Dominion Center
	Toronto, Ontario, Canada M5K 1M7
	Credit Suisse First Boston	15.38%
	Five World Trade Center, New York, NY 10048
	Lehman Brothers Inc.	7.57%
	American Express Tower, World Financial Center
	New York, NY 10285

Goldman Sachs
Semiconductor	CIBC World Markets, Inc.	59.26%
	PO Box 274, Royal Trust Tower
	Toronto-Dominion Center
	Toronto, Ontario, Canada M5K 1M7
	First Options Chicago, Inc.	14.84%
	440 South LaSalle St., 18th Fl., Chicago, IL 60605
	Lehman Brothers Inc.	11.11%
	American Express Tower, World Financial Center
	New York, NY 10285

21

iShares Index Fund	Name/Address	Percentage of Ownership

Goldman Sachs Software	First Options Chicago, Inc	30.75%
	440 South LaSalle St., 18th Fl., Chicago, IL 60605
	CIBC World Markets, Inc.	28.89%
	PO Box 274, Royal Trust Tower
	Toronto-Dominion Center
	Toronto, Ontario, Canada M5K 1M7
	Credit Suisse First Boston	15.38%
	Five World Trade Center, New York, NY 10048
	Morgan Stanley & Co. Inc.	14.74%
	1251 Ave. of the Americas, New York, NY 10020
	Lehman Brothers Inc.	7.69%
	American Express Tower, World Financial Center
	New York, NY 10285

MSCI EAFE	Goldman, Sachs & Co.	24.95%
	85 Broad St., New York, NY 10004
	State Street Bank & Trust Company	21.74%
	Two Heritage Dr., North Quincy, MA 02171
	Morgan Stanley & Co. Inc.	13.30%
	1251 Ave. of the Americas, New York, NY 10020
	Salomon Brothers Inc.	12.88%
	Two World Trade Center, New York, NY 10048
	Merrill Lynch Professional Clearing Corp.	9.20%
	20 Broad St., New York, NY 10005

Submission of Shareholder Proposals

     The Trust is organized as a business trust under the laws of the State of Delaware. As such, the Trust is not required to, and does not, have annual meetings.

     Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Declaration of Trust and By-Laws of the Trust.

     Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. The Board of Trustees will give consideration to shareholder suggestions as to nominees for the Board of Trustees. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Required Vote

     Approval of Proposal #1 requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that one third of the shares of the Trust entitled to vote are present in person or by proxy at the Special Meeting. If the Nominees are not approved by shareholders of the Trust, the current Board of Trustees will remain in place and may consider alternative nominations. The Trustees of the Trust recommend that the shareholders vote for each Nominee in Proposal #1.

     Abstentions and “broker non-votes” will not be counted for or against the Proposal but WILL BE counted for purposes of determining whether a quorum is present. The Trust believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the Proposal when they have not received instructions from beneficial owners.

Other Matters

     No business other than the matter described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Trust.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

By Order of the Trustees, Nathan Most President

Dated: October 5, 2001 23

iShares Trust

iShares S&P 100 Index Fund
iShares S&P 500 Index Fund
iShares S&P 500/BARRA Growth Index Fund
iShares S&P 500/BARRA Value Index Fund
iShares S&P MidCap 400 Index Fund
iShares S&P MidCap 400/BARRA Growth
Index Fund
iShares S&P MidCap 400/BARRA Value
Index Fund
iShares S&P SmallCap 600 Index Fund
iShares S&P SmallCap 600/BARRA Growth
Index Fund
iShares S&P SmallCap 600/BARRA Value
Index Fund
iShares S&P Global 100 Index Fund
iShares S&P Europe 350 Index Fund
iShares S&P/TSE 60 Index Fund
iShares Dow Jones U.S. Total Market
Index Fund
iShares Dow Jones Basic Materials Sector
Index Fund
iShares Dow Jones Consumer Cyclical Sector
Index Fund
iShares Dow Jones Consumer Non-Cyclical
Sector Index Fund
iShares Dow Jones U.S. Energy Sector
Index Fund	iShares Dow Jones U.S. Financial Sector
Index Fund
iShares Dow Jones U.S. Healthcare Sector
Index Fund
iShares Dow Jones U.S. Industrial Sector
Index Fund
iShares Dow Jones U.S. Technology Sector
Index Fund
iShares Dow Jones U.S. Telecommunications
Sector Index Fund
iShares Dow Jones U.S. Utilities Sector
Index Fund
iShares Dow Jones U.S. Chemicals Index Fund
iShares Dow Jones U.S. Financial Services
Index Fund
iShares Dow Jones U.S. Internet Index Fund
iShares Dow Jones U.S. Real Estate
Index Fund
iShares Russell 3000 Index Fund
iShares Russell 3000 Growth Index Fund
iShares Russell 3000 Value Index Fund
iShares Russell 2000 Index Fund
iShares Russell 2000 Growth
Index Fund
iShares Russell 2000 Value Index Fund
iShares Russell 1000 Index Fund	iShares Russell 1000 Growth
Index Fund
iShares Russell 1000 Value
Index Fund
iShares Russell Midcap Index
Fund
iShares Russell Midcap Growth Index Fund
iShares Russell Midcap Value
Index Fund
iShares Cohen & Steers Realty
Majors Index Fund
iShares Nasdaq Biotechnology
Index Fund
iShares Goldman Sachs Technology
Index Fund
iShares Goldman Sachs Networking
Index Fund
iShares Goldman Sachs Semiconductor
Index Fund
iShares Goldman Sachs Software
Index Fund
iShares MSCI EAFE Index Fund

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
November 15, 2001

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE ISHARES TRUST.

     The undersigned Shareholder(s) of the iShares Trust (the “Trust”) hereby appoint(s) Susan Mosher and Jonathan Gabriel, each with full power of substitution, the proxy or proxies to attend the Special Meeting of Shareholders (the “Special Meeting”) of the Trust to be held on Thursday, November 15, 2001, and any adjournments thereof, to vote all of the shares of the Trust that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

To Vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to the Website www.proxyvote.com.
3)	Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

To Vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-454-8683.
3)	Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

     All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposals.

     Please date, sign and return promptly.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY.

iShares Trust

Election of Trustees

1.	Proposal to elect Trustees. The nominees for Trustees are:

1.) Nathan Most 2.) Richard K. Lyons 3.) George G.C. Parker 4.) John B. Carroll 5.) W. Allen Reed 6.) Garrett F. Bouton	For All Nominees [ ]	Withhold [ ]	For All Except [ ]

To withhold authority to vote, mark “For all Except” and write the nominees’number on the line below. _____________________________________________________________________________ Vote On Proposal

2.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated: _____________2001

_________________________ Signature	_________________________ Signature

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